Exhibit 10.13


THIS SPECIAL AGREEMENT (the "Special Agreement") dated as of September 30, 2003.



BETWEEN: AXTEL, S.A. DE C.V., a corporation duly incorporated under the laws of the United Mexican States ("Axtel");


AND: NORTEL NETWORKS UK LIMITED, a corporation duly incorporated under the laws of England; ("Nortel")


                                   WITNESSETH


WHEREAS, the Parties hereto have entered into a "Technical Assistance Support Services Agreement for FWA Equipment" dated as of March 20, 2003, regarding the provision of technical assistance support services from Nortel to Axtel (the "FWA TASS Agreement");


WHEREAS, it is the intention of the Parties to modify the current Exhibit "C" of the FWA TASS Agreement in order to include in such exhibit the content and scope of the Software Enhancement Release of year 2004 ("2004 Software Enhancement Release").


NOW THEREFORE, in accordance with mutual covenants and agreements of which the parties acknowledge sufficient consideration, they hereby agree as follows:


1.   2004 Software Enhancement Release.


1.1 Pursuant the terms set forth in Sections 1.2 and 15.8 of the FWA TASS Agreement, the Parties hereto modify the existing Exhibit "C" of the FWA TASS Agreement, by the inclusion of the content and scope of the second Software Enhancement Release for year 2004, which is attached hereto as Exhibit "1" of this Special Agreement.

2.   Continued Effect.

SPECIAL AGREEMENT
September 30, 2003
Page 2



2.1 The present Special Agreement constitutes an amendment of the provisions mentioned herein of the FWA TASS Agreement, and except as amended herein, all of the other terms and conditions of the FWA TASS Agreement shall remain in full force and effect.


IN WITNESS WHEREOF, this Special Agreement was signed as of the date first above written in the city of Monterrey, Mexico, N.L., Mexico.



            "AXTEL"                                      "NORTEL"

      AXTEL, S.A. DE C.V.                       NORTEL NETWORKS UK LIMITED





By:  _______________________________           By:  ____________________________
Name: Mr. Alberto de Villasante Herbert        Name:
Title: Legal Representative                    Title:



             WITNESS                                       WITNESS




By:  ________________________________          By:  ____________________________
Name:                                          Name:
Title:                                         Title:

Content and Scope of the 2nd Software Enhancement Release
Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------


                     Content and Scope of the 2nd Software
                              Enhancement Release



This note records the agreement between Axtel and Nortel Networks of the content of the SR14.2 release. This release will form the second annual software enhancement release that is within in the scope of the `Agreement for the Provision of Technical Assistance Support Services for FWA Equipment' dated March 20, 2003



1.0 SR14.2 COMMITTED CONTENT

The following is a list of agreed and committed content of the 2nd Software Enhancement release known as "SR 14.2":

1. Additional PDS capacity
     -    1500 subscribers per ITS
2. Additional PDS capacity
     - Increase the number of physical channels per sector, TPM-PD, and per ITS (and therefore additional simultaneous subscribers).
3. Reduced downtime during ITS software upgrade 1
     -    Reduce down-time by locking and upgrading half of the TPMs/TTMs first.
4. Reduced downtime during ITS software upgrade 2
     - Introduction of Accelerated Port Alignment to reduce down-time (depends on correct loads/patches being available at the switch).
5. Fake dial tone if airside busy
     - Present fake dial tone within the RSS, if airside is busy. Replace with busy tone after a number of digits has been dialed.
6. Channel allocation events accumulated by sector
     - Accumulate channel allocation events by sector in the 'ITSstats' file available at the REM.
7. Processing of SARs in parallel
     -    process up to 4 SARs in parallel to different ITSs simultaneously
8. Improve ITS to REM synchronisation time (RBS discovery)
     -    significant reduction in synchronisation time through use of MAF files
9. MAF viewer and modifier
     - tool that allows MIB archive files to be viewed and modified (this feature is required in order to achieve features 8 & 13)
10. System release upgrade
     -    provide an upgrade path from SR14.1 to SR14.2


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
Content and Scope of the 2nd Software Enhancement Release
Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------


2.0     SR14.2 'REASONABLE EFFORTS' LIST

In addition to the committed features, the Nortel Networks Design team will take reasonable efforts to incorporate the enhancements listed below, but it is understood by the Customer that these additional feature that have not been committed as a firm deliverable within SR14.2.

11. PDS diagnostics - Packet NTC
     - Provide an operator with the ability to send a packet test call to an RSS. Will return information such as link error rate.
12. PDS diagnostics - RFD scripts for PDS
     - Provide RFD-like scripts to provide a passive health-check for the required RSS/ITS combination
13. Improve REM to ITS synchronisation time (ITS restore)
     -    significant reduction in synchronisation time by updating MAF file

Nortel Networks understands that item 11 (packet NTC) is of very high importance to Axtel and Nortel Networks will treat this item as a higher priority item.



3.0 RELEASE DATE

The availability date of the SR14.2 release will be targeted by December 2004, but no later than February 20th 2005, the exact date will be confirmed once the detailed specification of the above features has been agreed between the Customer and Nortel Networks.




The content is agreed by

Roberto Martinez for Axtel,

signed..............................dated..............


Jan Cynk for Nortel Networks

signed..............................dated..............



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